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                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

         AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") dated this 13th of December, 1996, by and between TREMONT ADVISERS, INC., a Delaware corporation having its principal executive offices at Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York ("Tremont"); and ROBERT I. SCHULMAN, an individual residing at 18 Green Valley Road, Armonk, New York ("Executive").

                                   WITNESSETH:

         WHEREAS, Executive is employed by Tremont pursuant to and in accordance with the terms and conditions contained in an employment agreement dated April 22, 1994 (the "Employment Agreement"), by and between Tremont and Executive; and

         WHEREAS, Executive and Tremont are each desirous of amending the Employment Agreement in accordance with this Amendment, effective January 1, 1997.

         NOW, THEREFORE, in consideration of the promises and mutual covenants, terms and conditions hereinafter set forth and in the Employment Agreement, the parties hereto hereby agree as follows:

1. Section 3(a)(i) of the Employment Agreement is hereby amended by deleting the following phrase: "two hundred twenty-five thousand dollars ($225,000)" and inserting in its place "three hundred twenty-six thousand dollars ($326,000)."

2. Section 5 shall be amended by deleting all references therein to "December 31, 1996" and inserting in its place "December 31, 1997."

3. Except to the extent amended by this Amendment, the terms and conditions of the Employment Agreement shall remain in full force and effect. In the event of any conflict between the terms of the Employment Agreement and the Amendment, the Amendment shall control.

4. Each party hereby represents and warrants to the other that each has read the foregoing provisions and that each has had a sufficient opportunity to discuss this Amendment with anyone each party might desire prior to signing below. Further, in signing this Amendment, each party has not relied on or been induced to execute this Amendment by any statements, representations, agreements or promises, oral or written, made by the other except for those expressly contained in this Amendment.

         IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto as of the date first above written.

WITNESS


/s/ Suzanne S. Hammond                       By: /s/ Robert I. Schulman
------------------------------                  -------------------------------
Suzanne S. Hammond                               Robert I. Schulman
Secretary and Treasurer

ATTEST                                       TREMONT ADVISERS, INC.


/s/ Stephen T. Clayton                           /s/ Sandra L. Manzke
------------------------------                  -------------------------------
Stephen T. Clayton                               Sandra L. Manzke
Chief Financial Officer                          Chief Executive Officer